Cohen & Steers, Inc. 280 Park Avenue New York, NY 10017-1216 Tel 212.832.3232 Contact: Matthew S. Stadler Executive Vice President Chief Financial Officer Cohen & Steers, Inc. (212) 446-9168

COHEN & STEERS REPORTS SECOND QUARTER 2006 RESULTS

Reports Record Quarterly Revenue

Assets Under Management Reach Record High of $23.2 Billion

NEW YORK, NY, July 26, 2006 — Cohen & Steers, Inc. (NYSE: CNS) today reported a net loss of $37.8 million, or $0.95 per share (diluted and basic) for the quarter ended June 30, 2006, compared with net income of $8.5 million, or $0.21 per share (diluted and basic) for the quarter ended June 30, 2005. Total revenue in the second quarter of 2006 was $42.1 million, up 10.1% from $38.3 million in the second quarter of 2005.

The second quarter 2006 results include a $1.25 per share after-tax expense, associated with the prepayment of additional compensation agreements entered into in connection with common share offerings of certain Cohen & Steers closed-end mutual funds, and a $0.02 per share after-tax gain from the sale of property and equipment. After adjusting for the items above, earnings per share were $0.28. The second quarter 2005 results include a tax expense of $0.02 per share resulting from a change in New York state tax law and after adjusting for this item earnings per share were $0.23.

For the six months ended June 30, 2006, the Company recorded a net loss of $29.1 million, or $0.73 per share (diluted and basic), compared with net income of $15.6 million or $0.39 per share (diluted and basic) for the six months ended June 30, 2005. Total revenue was $80.0 million for the six months ended June 30, 2006, up 10.5% from $72.4 million for the six months ended June 30, 2005.

Assets Under Management

Assets under management reached a record $23.2 billion at June 30, 2006, increasing 1.2% from $23.0 billion at March 31, 2006 and 17.0% from $19.9 billion at June 30, 2005.

The Company recorded net inflows of $536 million during the quarter ended June 30, 2006, led by global and international real estate securities portfolios. “We continue to see strong net inflows into our global and international portfolios, validating the decision we made to expand our institutional and retail sales forces,” stated Robert Steers, co-chairman and co-chief executive officer of Cohen & Steers. “While the impact thus far has been most significant in our international portfolios, we expect that our enhanced distribution capabilities will also pay dividends for our corporate preferred securities, large cap value and utility portfolios.”

Assets managed by Houlihan Rovers, the Company’s Brussels-based affiliate, increased 42.2% to $2.9 billion at June 30, 2006, from $2.0 billion at March 31, 2006, and increased 156.6% from $1.1 billion at June 30, 2005. Cohen & Steers assets under management at June 30, 2006, March 31, 2006 and June 30, 2005 included $2.1 billion, $1.3 billion and $330 million, respectively, of assets managed by Houlihan Rovers through sub-advisory and similar arrangements.

Recent Developments

“This has been an exciting quarter for us,” said Martin Cohen, co-chairman and co-chief executive officer of Cohen & Steers. “We were able to utilize capital raised in our IPO to create tremendous value for our shareholders by prepaying most of the compensation arrangements we had entered into in connection with certain of our closed-end mutual funds. In addition to the previously announced $72.0 million transaction, we entered into a second transaction for $3.7 million. Had these transactions not occurred, distribution expenses for the second quarter would have been approximately $3.1 million higher,” noted Mr. Cohen.

Other recent highlights include:

•	The Company announced plans to open a London office in the third quarter of 2006. Leonard Geiger, who will be based in London, joined the global real estate securities team as senior vice president and director of European research. Mr. Geiger has 14 years of investment experience. He will focus on the United Kingdom and European real estate securities markets and will advise the global investment team located in New York, Brussels and Hong Kong.

•	The Company anticipates launching shortly two new U.S. registered open-end mutual funds. Cohen & Steers Asia Pacific Realty Shares, the first U.S. open-end mutual fund to invest in Asia Pacific real estate securities, continues the Company’s tradition of product innovation. Cohen & Steers Institutional Global Realty Shares will enable the Company’s institutional marketing team to target numerous smaller institutions.

•	Investment Banking participated in three merger and acquisition and capital raising transactions totaling approximately $7.5 billion in market value. These transactions are expected to generate approximately $10.0 million in fees, $9.0 million of which have already been recorded in the third quarter.

Asset Management Segment

Total revenue for the asset management segment was $40.4 million for the three months ended June 30, 2006, an increase of 22.4% from $33.0 million for the three months ended June 30, 2005. Asset management recorded a pretax loss of $58.0 million for the three months ended June 30, 2006, compared with pretax income of $12.9 million for the second quarter of 2005. The 2006 period includes the aforementioned distribution expense of $75.7 million and a $1.1 million gain from sale of property and equipment. After adjusting for the above mentioned items, asset management’s pretax income was $16.6 million. Assets under management reached $23.2 billion at June 30, 2006, an increase of 17.0% from $19.9 billion at June 30, 2005.

The Company recorded net inflows of $221 million into open-end mutual funds during the quarter ended June 30, 2006. This marked the fourth consecutive quarter of positive flows into open-end mutual funds, and was led by Cohen & Steers International Realty Fund which had net inflows of $326 million.

Institutional separate accounts had net inflows of $315 million during the quarter ended June 30, 2006.

Houlihan Rovers recorded net income of $720,000 during the quarter ended June 30, 2006, up from $492,000 for the quarter ended June 30, 2005. The Company records 50% of Houlihan Rovers’ net income.

Investment Banking Segment

Total revenue for the investment banking segment was $2.1 million for the quarter ended June 30, 2006, compared with $5.5 million for the quarter ended June 30, 2005. The investment banking segment recorded pretax income of $239,000 for the quarter ended June 30, 2006, compared with pretax income of $2.5 million for the quarter ended June 30, 2005. Revenue from investment banking activity is dependent on the completion of transactions, the timing of which cannot be predicted.

Conference Call Information

Cohen & Steers will hold a conference call tomorrow, July 27, 2006 at 11:00 a.m. Eastern Time to discuss the Company’s second quarter results. Investors and analysts can access the live conference call by dialing (877) 715-5320 (domestic) and (973) 582-2853 (international); PIN: 7639103. A replay of the call will be available for two weeks starting at approximately 2:00 p.m. (ET) on July 27, 2006 and can be accessed at (877) 519-4471 (domestic) and (973) 341-3080 (international); PIN: 7639103. Internet access to the webcast, which includes audio (listen-only), will be available on the Company’s website at cohenandsteers.com under “Corporate Info.” The webcast will be archived on Cohen & Steers’ website for two weeks. Participants should plan to register at least 10 minutes before the conference call begins.

About Cohen & Steers, Inc.

Cohen & Steers is a manager of high-income equity portfolios, specializing in U.S. REITs, international real estate securities, preferred securities, utilities and large cap value stocks. Headquartered in New York City, the firm serves individual and institutional investors through a wide range of open-end mutual funds, closed-end mutual funds and separate accounts.

Forward-Looking Statements

This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of

1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the Company’s current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes that these factors include, but are not limited to, those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which is accessible on the Securities and Exchange Commission’s website at http://www.sec.gov and on Cohen & Steers website at cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Performance Notes

Cohen & Steers Asia Pacific Realty Fund, Inc. and Cohen & Steers Asia Pacific Realty Shares, Inc. For more complete information about the funds, including charges and expenses, please call (800) 330-7348 for a prospectus. There are special risks associated with an investment in the funds. These risks are described in the prospectus, which you should read carefully before you invest or send money. A registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. The information in the registration statement is not complete and may be changed. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of these securities in any such state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

Cohen & Steers International Realty Fund, Inc. As with any investment, the price of the fund’s shares will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. This and other information about the fund is included in the prospectus. Call (800) 330-7848 or visit cohenandsteers.com for a prospectus. Please read the prospectus carefully before investing. Cohen & Steers Securities, LLC is the distributor of the fund.

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Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Income (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2006	March 31, 2006	June 30, 2005	March 31, 2006	June 30, 2005
Revenue
Investment advisory and administration fees	$35,298	$33,006	$29,010
Distribution and service fee revenue	3,530	3,201	2,950
Portfolio consulting and other	1,165	934	766
Investment banking fees	2,128	705	5,542

Total revenue	42,121	37,846	38,268	11.3%	10.1%

Expenses
Employee compensation and benefits	11,992	10,597	9,150
Distribution and service fee expenses	81,118	7,676	7,363
General and administrative	6,703	5,695	5,802
Depreciation and amortization	1,623	1,551	1,389
Amortization, deferred commissions	991	749	810

Total expenses	102,427	26,268	24,514	289.9%	317.8%

Operating income (loss)	(60,306)	11,578	13,754	*	*

Non-operating income (expense)
Interest and dividend income	645	1,057	804
Gain from sale of marketable securities	530	659	642
Gain from sale of property and equipment	1,056	—	—
Foreign currency transaction loss	(29)	(16)	(10)
Interest expense	—	—	(26)

Total non-operating income	2,202	1,700	1,410	29.5%	56.2%

Income (loss) before provision for income taxes and equity in earnings of affiliate	(58,104)	13,278	15,164	*	*
Provision for income taxes	(19,925)	4,909	6,901
Equity in earnings of affiliate	360	348	246

Net income (loss)	$(37,819)	$8,717	$8,509	*	*

Earnings (loss) per share
Basic	$(0.95)	$0.22	$0.21	*	*

Diluted	$(0.95)	$0.22	$0.21	*	*

Weighted average shares outstanding
Basic	39,805	39,857	39,986

Diluted	39,805	40,381	40,293

Certain prior period amounts have been reclassified to conform with the current period’s presentation.

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Income (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Six Months Ended		% Change From
	June 30, 2006	June 30, 2005	June 30, 2005
Revenue
Investment advisory and administration fees	$68,304	$56,330
Distribution and service fee revenue	6,731	5,819
Portfolio consulting and other	2,099	1,795
Investment banking fees	2,833	8,431

Total revenue	79,967	72,375	10.5%

Expenses
Employee compensation and benefits	22,589	17,809
Distribution and service fee expenses	88,794	14,023
General and administrative	12,398	11,205
Depreciation and amortization	3,174	2,764
Amortization, deferred commissions	1,740	1,799

Total expenses	128,695	47,600	170.4%

Operating income (loss)	(48,728)	24,775	*

Non-operating income (expense)
Interest and dividend income	1,702	1,355
Gain from sale of marketable securities	1,189	1,149
Gain from sale of property and equipment	1,056	—
Foreign currency transaction loss	(45)	(31)
Interest expense	—	(48)

Total non-operating income	3,902	2,425	60.9%

Income (loss) before provision for income taxes and equity in earnings of affiliate	(44,826)	27,200	*
Provision for income taxes	(15,016)	12,024
Equity in earnings of affiliate	708	398

Net income (loss)	$(29,102)	$15,574	*

Earnings (loss) per share
Basic	$(0.73)	$0.39	*

Diluted	$(0.73)	$0.39	*

Weighted average shares outstanding
Basic	39,831	40,009

Diluted	39,831	40,301

Certain prior period amounts have been reclassified to conform with the current period’s presentation.

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Selected Segment Financial Data (Unaudited)

For the Periods Ended

(in thousands)

	Three Months Ended			% Change From
	June 30, 2006	March 31, 2006	June 30, 2005	March 31, 2006	June 30, 2005
Asset Management
Total revenue, including equity in earnings of affiliate	$40,353	$37,489	$32,972	7.6%	22.4%
Total expenses	(100,471)	(24,517)	(21,434)	309.8%	368.7%
Net non-operating income	2,135	1,571	1,353	35.9%	57.8%

Income (loss) before provision for income taxes	$(57,983)	$14,543	$12,891	*	*

Investment Banking
Total revenue	$2,128	$705	$5,542	201.8%	(61.6%)
Total expenses	(1,956)	(1,751)	(3,080)	11.7%	(36.5%)
Net non-operating income	67	129	57	(48.1%)	17.5%

Income (loss) before provision for income taxes	$239	$(917)	$2,519	*	(90.5%)

Total
Total revenue, including equity in earnings of affiliate	$42,481	$38,194	$38,514	11.2%	10.3%
Total expenses	(102,427)	(26,268)	(24,514)	289.9%	317.8%
Net non-operating income	2,202	1,700	1,410	29.5%	56.2%

Income (loss) before provision for income taxes	$(57,744)	$13,626	$15,410	*	*

	Six Months Ended		% Change From
	June 30, 2006	June 30, 2005	June 30, 2005
Asset Management
Total revenue, including equity in earnings of affiliate	$77,842	$64,342	21.0%
Total expenses	(124,988)	(42,289)	195.6%
Net non-operating income	3,706	2,344	58.1%

Income (loss) before provision for income taxes	$(43,440)	$24,397	*

Investment Banking
Total revenue	$2,833	$8,431	(66.4%)
Total expenses	(3,707)	(5,311)	(30.2%)
Net non-operating income	196	81	142.0%

Income (loss) before provision for income taxes	$(678)	$3,201	*

Total
Total revenue, including equity in earnings of affiliate	$80,675	$72,773	10.9%
Total expenses	(128,695)	(47,600)	170.4%
Net non-operating income	3,902	2,425	60.9%

Income (loss) before provision for income taxes	$(44,118)	$27,598	*

Certain prior period amounts have been reclassified to conform with the current period’s presentation.

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management (Unaudited)

For the Periods Ended

(in millions)

	Three Months Ended			% Change From
	June 30, 2006	March 31, 2006	June 30, 2005	March 31, 2006	June 30, 2005
Closed-End Mutual Funds
Assets under management, beginning of period	$10,262	$9,674	$9,126

Inflows	—	54	150
Market appreciation (depreciation)	(164)	534	731

Total increase (decrease)	(164)	588	881

Assets under management, end of period	$10,098	$10,262	$10,007	(1.6%)	0.9%

Open-End Mutual Funds
Assets under management, beginning of period	$6,577	$5,591	$4,824

Inflows	702	719	421
Outflows	(481)	(500)	(522)

Net inflows (outflows)	221	219	(101)
Market appreciation (depreciation)	(58)	767	705

Total increase	163	986	604

Assets under management, end of period	$6,740	$6,577	$5,428	2.5%	24.2%

Institutional Separate Accounts
Assets under management, beginning of period	$6,124	$5,226	$3,828

Inflows	465	405	182
Outflows	(150)	(226)	(152)

Net inflows	315	179	30
Market appreciation (depreciation)	(32)	719	570

Total increase	283	898	600

Assets under management, end of period	$6,407	$6,124	$4,428	4.6%	44.7%

Total
Assets under management, beginning of period	$22,963	$20,491	$17,778

Inflows	1,167	1,178	753
Outflows	(631)	(726)	(674)

Net inflows	536	452	79
Market appreciation (depreciation)	(254)	2,020	2,006

Total increase	282	2,472	2,085

Assets under management, end of period (1)	$23,245	$22,963	$19,863	1.2%	17.0%

(1)	As of June 30, 2006, March 31, 2006 and June 30, 2005, assets under management included $2.1 billion, $1.3 billion and $330 million, respectively, of assets managed by Houlihan Rovers through sub-advisory and similar arrangements.

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management (Unaudited)

For the Periods Ended

(in millions)

	Six Months Ended		% Change From
	June 30, 2006	June 30, 2005	June 30, 2005
Closed-End Mutual Funds
Assets under management, beginning of period	$9,674	$8,984

Inflows	54	755
Market appreciation	370	268

Total increase	424	1,023

Assets under management, end of period	$10,098	$10,007	0.9%

Open-End Mutual Funds
Assets under management, beginning of period	$5,591	$5,199

Inflows	1,421	839
Outflows	(981)	(945)

Net inflows (outflows)	440	(106)
Market appreciation	709	335

Total increase	1,149	229

Assets under management, end of period	$6,740	$5,428	24.2%

Institutional Separate Accounts
Assets under management, beginning of period	$5,226	$4,118

Inflows	870	268
Outflows	(376)	(264)

Net inflows	494	4
Market appreciation	687	306

Total increase	1,181	310

Assets under management, end of period	$6,407	$4,428	44.7%

Total
Assets under management, beginning of period	$20,491	$18,301

Inflows	2,345	1,862
Outflows	(1,357)	(1,209)

Net inflows	988	653
Market appreciation	1,766	909

Total increase	2,754	1,562

Assets under management, end of period (1)	$23,245	$19,863	17.0%

(1)	As of June 30, 2006 and June 30, 2005, assets under management included $2.1 billion and $330 million, respectively, of assets managed by Houlihan Rovers through sub-advisory and similar arrangements.